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                              Quality Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
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

                              Quality Systems, Inc.

                             Management Presentation


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                 Safe Harbor Provision of the Private Securities
                          Litigation Reform Act of 1995

During  the  course  of this  presentation  and  discussion  today,  we may make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events or the future financial performance of QSI. We would like to caution you that such statements reflect only our current expectations and that actual events or results may differ materially. We refer you to the risk factors and cautionary language contained in our reports filed with the Securities and Exchange Commission from time to time, including, but not limited to, those risks and uncertainties listed in QSI's Annual Report on Form 10-K filed with the Securities and Exchange Commission and QSI's most recent Quarterly Report on Form 10-Q. Such reports contain and identify important factors that could cause actual events and results to differ materially from those contained in our projections or forward-looking statements. We undertake no obligation to update such projections or forward-looking statements in the future.


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                            Business Segments Served

                    -----------------------------------------
                                      HCIT
                               ($28B, 12.5% CAGR)
                    -----------------------------------------
                   /                    |                    \
                  /                     |                     \
                 /                      |                      \
                /                       |                       \
               /               ------------------                \
     -------------------           10 billion            ------------------
       575K Physicians            Connectivity              160K Dentists
     -------------------          Transactions           ------------------
              \                ------------------                /
               \                    /      \                    /
                \                  /        \                  /
                 \                /          \                /
                  \              /            \              /
                 -----------------             -----------------
                      NextGen                         QSI
                      Division                      Division
                 -----------------             -----------------
                              \                   /
                               \                 /
                                \               /
                                 \             /
                            -------------------------
                                Quality Systems,
                                      Inc.
                            -------------------------


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                             Industry Growth Drivers

                            -------------------------
                                Quality Systems'
                                    Market(s)
                            -------------------------
                                        |
                                        |
                                        |
                                        |
                                        |
                                        |
                                        |
        --------------------------------------------------------------
        |                               |                             |
        |                               |                             |
        |                               |                             |
------------------             -------------------          --------------------
   Public Sector                   Technology                     Purchaser
   Initiatives                                                    Influence
                                  - flexibility
   - HIPAA                        - ROI                      - Payors
   - State/Local               -------------------           - Employers
   - HCIT Czar                                               - $ Incentives
   - $ Incentives                                            - Group Initiatives
------------------                                          --------------------


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                          Quality Systems: Revenue Mix

                                -----------------
                                  % of Revenues
                                -----------------

                  FY 01      FY 02      FY 03      FY 04      FY 05    FY 06 YTD
--------------------------------------------------------------------------------

   NextGen         56%        59%        66%        72%        76%        79%

Connectivity       13%        14%        13%        12%        12%        11%

     QSI           31%        27%        22%        16%        12%        10%


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                         Quality Systems: Product/Market
                                    Dynamics

--------------------------------------------------------------------------------
                        Small                Large
   Growth               Market               Market              Penetration
--------------------------------------------------------------------------------

                                              EMR
    High               Clinical                                      Low
   Growth               Dental          ----------------         Penetration
                                              EDI /
--------------------------------------------------------------------------------
                                          Connectivity
                                        ----------------

    Low                Dental                Medical                High
   Growth           Practice Mgmt         Practice Mgmt          Penetration
--------------------------------------------------------------------------------


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                              Quality Systems Today

                                  June 30, 2005

                          ----------------------------
                             Corporate Headquarters
                                   Irvine, CA
                          ----------------------------
                                        |
                                        |
                                        |
                                        |
 ------------------------     -------------------        -----------------------
     NextGen Division              Corp Admin                 QSI Division
 ------------------------          Irvine, CA            -----------------------
             |                -------------------                   |
             |                          |                           |
      ---------------                   |                     --------------
      |             |                   |                     |            |
      |             |                   |                     |            |
------------   ------------             |                ----------   ----------
   Horsham        Atlanta               |                 Software       Depot
     PA             GA                  |                  Irvine      Santa Ana
(Acq'd 1996)   (Acq'd 1997)             |                    CA           CA
------------   ------------             |                ----------   ----------
      |             |                   |                     |            |
      |             |                   |                     |            |
      ---------------                   |                     --------------
             |                          |                           |
             |                          |                           |
    -------------------        ------------------          ------------------
       328 Employees              20 Employees                70 Employees
    -------------------        ------------------          ------------------


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                Quality Systems: Historical Financial Performance
                                   5YE 3/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Revenue
(US$mm)

CAGR = 22.2%

2001            $39.9
2002            $44.4
2003            $54.8
2004            $70.9
2005            $89.0

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Operating Income
(US$mm)

CAGR = 48.9%

2001            $ 5.0
2002            $ 7.9
2003            $10.7
2004            $16.6
2005            $24.6


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                            New vs. Recurring Revenue

                                      FY05

                              --------------------
                                  QSI Division
                              --------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Recurring             79%
New                   21%

                              --------------------
                                     Company
                              --------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

New                   60%
Recurring             40%

                              --------------------
                                NextGen Division
                              --------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

New                   68%
Recurring             32%


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                                  QSI Division


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                            QSI Division Positioning

o     Approx 5,000 providers served

o     Installations at clients w/ est. 60+% share of dental consolidator market


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                      QSI Dental Target Market/Market Share

            ---------------------------------------------------------
                                                      Est.
            Description                          # of Dentists
            ---------------------------------------------------------
            Consolidators                             4,500
            ---------------------------------------------------------
            Group Practices (3+ Dentists)            35,000
            ---------------------------------------------------------
            Solo/Two Dentist Practice               115,000
            ---------------------------------------------------------


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                         QSI Division Historical Results

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Revenue
(US$mm)

2001            $17.2
2002            $17.2
2003            $17.4
2004            $17.4
2005            $15.4

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Operating Income
(US$mm)

2001            $3.2
2002            $5.2
2003            $4.7
2004            $4.9
2005            $4.1


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                                NextGen Division


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                                NextGen Key Facts

o     46% revenue growth FY04

o     77% operating income growth FY04

o     35% revenue growth FY05

o     64% operating income growth FY05

o     46% revenue growth Q1 FY06

o     68% operating income growth Q1 FY06


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                          NextGen: Segmentation / Share

       -------------------------------------------------------------------
                                        Est.                  Est.
         Market Segment           # of Practices        # of Physicians
       -------------------------------------------------------------------
       1 - 5 Physicians                43,234               127,540
       -------------------------------------------------------------------
       6 - 9 Physicians                11,243                83,760
       -------------------------------------------------------------------
       10 - 49 Physicians               3,895                91,388
       -------------------------------------------------------------------
       50 - 99 Physicians               1,235                78,052
       -------------------------------------------------------------------
       100 - 249 Physicians               456                69,768
       -------------------------------------------------------------------
       250+ Physicians                    312               123,240
       -------------------------------------------------------------------
                      Total            60,375               573,748
       -------------------------------------------------------------------

Source: AC Group - 11/22/2004


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

                           EMR Competitive Advantages

o     Interfaced with 26 practice management systems.

o     Flexibility overcomes physician acceptance issues.

o     18 practice specific knowledge bases.

o     Financial strength vs. competition.


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                                NextGen in Review

                         ------------------------------
                              Financial Highlights
                         ------------------------------

o     Nineteen record setting revenue quarters - of the last twenty

o     Q1 FY06:

            o     46% Revenue Growth

            o     68% Operating Income Growth

o     Approximately 86% of Company revenues Q1 FY06 (includes EDI)


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                                NextGen in Review

                        --------------------------------
                            Non-Financial Highlights
                        --------------------------------

o     EMR earns awards at 01, 02, 03 and 04 TEPR conferences

o     EPM earns awards at 02, 03 and 04 TEPR conferences

o     HIMSS/HUG 2003, 2004, and 2005 awards:

            o     Administrative/Financial Systems

            o     Clinical/Patient Information Systems

o     Sales force expansion

o     Sales pipeline at $55 million


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                           NextGen Historical Results

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Revenue
(US$mm)

CAGR = 34.2%

2001            $22.7
2002            $27.2
2003            $37.3
2004            $54.4
2005            $73.6

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Operating Income
(US$mm)

CAGR = 62%

2001            $ 3.7
2002            $ 4.7
2003            $ 8.9
2004            $15.8
2005            $25.9


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                                 Recent Results


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                         Quality Systems: Recent Results

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  Revenue              EPS
                 (Millions)       (Cents/Share)
Mar-02              12.3               13
Jun-02              13.0               14
Dec-02              14.4               15
Mar-03              15.1               14
Jun-03              16.3               18
Sep-03              17.6               19
Dec-03              18.2               20
Mar-04              18.8               24
Jun-04              20.1               26
Sep-04              21.2               28
Dec-04              22.1               32
Mar-05              25.5               36
Jun-05              27.4               38


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                                   Q/E June 05

                          ----------------------------
                              Financial Highlights
                          ----------------------------

o     Record Company revenues of $27.4 million

o     Record NextGen revenues of $23.6 million

o     Cash at $57.5 million

o     No debt


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                                       TTM
                                  June 30, 2005

                          ----------------------------
                              Financial Highlights
                          ----------------------------

o     Company Revenues at $96.2 million

            o     NextGen revenues at $81.0 million

            o     QSI revenues at $15.2 million

o     EPS at $1.34 (fully diluted)


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                                    Coverage

                        --------------------------------
                            Non-Financial Highlights
                        --------------------------------

o Forbes: QSI named to 200 Best Small Companies list for four consecutive years.

            >     #32 in 2004

o     Fortune list of 100 Fastest Growing Small Public Companies.

            >     #41 in 2005

o     Business Week's list of 100 Hot Growth Companies.

            >     #48 in 2005

o     Business 2.0 list of 100 Fastest Growing Technology Companies.

            >     #19 in 2005

o Expanded trade journal coverage: Healthcare Informatics, Health Data Management, Health Management Technology, Modern Physicians.


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                                     Future


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                         Quality Systems: Future Vision

o     Maximize Top/Bottom Line Growth at NextGen and EDI/Connectivity

o     Maximize $ Profit at QSI Division

o     Stepped  Investments  in Sales,  Marketing,  Implementation,  Support  and
      Development

o     Continued improvements - compensation and process

o     Evaluate Selective Acquisition Opportunities

            -     market share

            -     niche products

o     Channel Expansion

o     New Product Rollouts


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                       Quality Systems: Future Initiatives

o     Maximize cross selling opportunities

            -     EMR <--> EPM

            -     EDI <--> NextGen

            -     CPS <--> QSI

            -     EDI <--> EDI

o     Leverage major new segment sales

            -     Government

            -     Payors

            -     Insurers

            -     International

            -     Small Practices


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                               Investment Summary


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                         Quality Systems Equity Profile
                                 (NASDAQ: QSII)

o    Recent Price:                              $60.00/shr

o    Book Value:                                $5.04/shr

o    Cash:                                      $4.39/shr (pre-dividend)

o    P/E - LTM - incl cash                      44.8

o    P/E - LTM - excl cash                      41.5

o    Market Cap:                                $787M

o    Shares Outstanding (FD):                   13.5M

o    Equity Value/Sales (LTM)                   8.2

o    Enterprise Value/Sales (LTM)               7.6


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